Net Property and Equipment (Property And Equipment) (Detail) (USD $)	Dec. 31, 2012	Dec. 31, 2011
Total, at cost	$ 1,172,636	$ 1,058,201
Accumulated Depreciation and Amortization	(832,540)	(646,378)
Total Property and Equipment	340,096	411,823
Computer Equipment [Member]
Total, at cost	679,011	589,813
Furniture and Fixtures [Member]
Total, at cost	239,423	237,923
Leasehold Improvements [Member]
Total, at cost	$ 254,202	$ 230,465